[PIONEER LOGO]


PIONEER MID-CAP
FUND


-----------------------
ANNUAL REPORT 9/30/96
-----------------------

    TABLE OF CONTENTS

   -----------------------------------------------------------------------------

    Letter from the Chairman                                       1
    Portfolio Summary                                              2
    Performance Update                                             3
    Portfolio Management Discussion                                6
    Schedule of Investments                                        10
    Financial Statements                                           14
    Notes to Financial Statements                                  20
    Report of Independent Public Accountants                       24
    Tax Treatment of Distributions                                 25
    Trustees' Fees and Share Ownership                             26
    Results of Shareowner Meeting                                  27
    Trustees, Officers and Service Providers                       29

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
    LETTER FROM THE CHAIRMAN 9/30/96

   -----------------------------------------------------------------------------
    DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

    It is with pleasure that I introduce this report for Pioneer Mid-Cap Fund, covering the year ended September 30, 1996. We wish to welcome the Fund's new shareowners, particularly those in the Fund's new Class B and C Shares. We also wish to thank you for voting on the Proposals put forth to shareowners earlier in the year; voting results are on page 27.

    This was a pivotal year for your Fund. After great deliberation, we had concluded that the Fund's original, rather narrow focus on growth and income from small companies was unlikely to work in shareowners' best interest over the long term. So, on February 1, the Fund's investment objective changed to capital growth from investing in companies with capitalizations between $100 million and $5 billion. We are pleased to say that Steven Carhart, who joined the Fund as portfolio manager on July 1, has had a busy and productive tenure. I encourage you to read this report and the enclosed Inside Pioneer Mid-Cap Fund to learn about our vision for the Fund.

    One final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a table of contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion, where your Fund's portfolio manager offers insights into market conditions, portfolio strategy and results.

    Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Mid-Cap Fund. Thank you for your support.

    Respectfully,
    /s/ John F. Cogan, Jr.
    John F. Cogan, Jr.
    Chairman and President

     PIONEER MID-CAP FUND
 ----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 9/30/96


    PORTFOLIO DIVERSIFICATION
 ----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)


             Domestic Common Stocks              100%

    SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
    (As a percentage of equity holdings)


            Technology                          28%
            Consumer Non-Durables               19%
            Financial                           16%
            Healthcare                          13%
            Capital Goods                        9%
            Utilities                            5%
            Energy                               5%
            Consumer Durables                    3%
            Basic Industries                     2%

    10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------

    (As a percentage of equity holdings)
      1.  Ascend Communications, Inc.    3.93%     6.  U.S. Robotics Corp.           2.56%
      2.  Adaptec, Inc.                  3.57      7.  Consolidated Stores Corp.     2.55
      3.  C-Cube Microsystems, Inc.      3.52      8.  Health Management             2.47
                                                       Associates Inc., Class A
      4.  Analog Devices, Inc.           2.69      9.  Cisco Systems, Inc.           2.46
      5.  Oxford Health Plans, Inc.      2.61     10.  Atmel Corp.                   2.40

     Fund holdings will vary for other periods.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/96                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

          NET ASSET VALUE
             PER SHARE            9/30/96        9/30/95
                                 $21.12       $21.48

      DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (9/30/95-9/30/96)       DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                 $0.299       $0.375           $1.335

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Russell 2500 Index and the Standard &
    Poor's Midcap 400 Index.


   AVERAGE ANNUAL TOTAL RETURNS
   (As of September 30, 1996)

   PERIOD               NET ASSET VALUE         PUBLIC OFFERING PRICE*
   10 Years             11.75%                  11.09%
   5 Years              12.85                   11.52
   1 Year                8.61                    2.37

   *Reflects deduction of the maximum 5.75% sales charges at the beginning of the period and assumes reinvestment of distributions at net asset value.

     GROWTH OF $10,000

                    Pioneer                Russell           Standard & Poor's
                 Mid-Cap Fund*            2500 Index          Midcap 400 Index
9/86                 9,425                $10,000                  $10,000
9/87                12,015                 12,813                   13,048
9/88                11,304                 11,779                   11,868
9/89                14,280                 16,162                   14,742
9/90                11,511                 13,827                   11,160
9/91                15,632                 20,765                   16,387
9/92                17,985                 23,344                   18,077
9/93                22,088                 28,934                   23,516
9/94                22,668                 29,403                   24,194
9/95                26,348                 36,960                   30,361
9/96                28,616                 42,115                   35,168

   The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

   The Russell 2500 Index is an unmanaged measure of the performance of stocks of the 2,500 smallest publicly traded companies; the largest company in the Index has a market capitalization of approximately $3.7 billion. The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $1.6 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/96                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

          NET ASSET VALUE
             PER SHARE            9/30/96         2/1/96
                                 $21.02       $19.28

      DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (2/1/96-9/30/96)        DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                 $0.16              -                -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Russell 2500 Index and the Standard & Poor's Midcap 400 Index.


   CUMULATIVE TOTAL RETURNS
   (As of September 30, 1996)

   PERIOD               IF HELD                 IF REDEEMED
   Life-of-Fund         9.88%                   5.88%
   (2/1/96)

   *Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


     GROWTH OF $10,000+

                                        Standard
                                        & Poor's
                        Pioneer        Midcap 400       Russell
                     Mid-Cap Fund        Index        2500 Index
                     ------------      ----------     ----------
        2/96            10000            10000           10000
        3/96            10254            10147           10204
        4/96            10554            10446           10676
        5/96            10661            10570           10965
        6/96            10355            10440           10629
        7/96             9290             9723            9851
        8/96             9976            10268           10417
        9/96            10365            10741           10868

   + Index comparisons begin 2/29/96. The Russell 2500 Index is an unmanaged measure of the performance of stocks of the 2,500 smallest publicly traded companies; the largest company in the Index has a market capitalization of approximately $3.7 billion. The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $1.6 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/96                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

          NET ASSET VALUE
             PER SHARE            9/30/96         2/1/96
                                 $21.12       $19.28

      DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (2/1/96-9/30/96)        DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                 $0.12              -                -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Russell 2500 Index and the Standard & Poor's Midcap 400 Index.


   CUMULATIVE TOTAL RETURNS
   (As of September 30, 1996)

   PERIOD               IF HELD                 IF REDEEMED*
   Life-of-Fund         10.18%                  9.18%
   (2/1/96)

   *Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.


     GROWTH OF $10,000+

                                        Standard
                                        & Poor's
                        Pioneer        Midcap 400       Russell
                     Mid-Cap Fund        Index        2500 Index
                     ------------      ----------     ----------
        2/96            10000            10000           10000
        3/96            10254            10147           10204
        4/96            10544            10446           10676
        5/96            10686            10570           10965
        6/96            10381            10440           10629
        7/96             9317             9723            9851
        8/96            10007            10268           10417
        9/96            10695            10741           10868

   + Index comparisons begin 2/29/96. The Russell 2500 Index is an unmanaged measure of the performance of stocks of the 2,500 smallest publicly traded companies; the largest company in the Index has a market capitalization of approximately $3.7 billion. The Standard & Poor's (S&P) Midcap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $1.6 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/96

   -----------------------------------------------------------------------------

    DEAR SHAREOWNER,

   -----------------------------------------------------------------------------

    It is a pleasure to report to you at the conclusion of my first quarter managing Pioneer Mid-Cap Fund. The portfolio is now reoriented in line with the Fund's new investment objective of capital growth, and we believe it is positioned to participate in many exciting investment opportunities in the U.S. economy.

    Since the Fund's objective changed on February 1, 1996, the portfolio has been concentrated into 59 holdings, reduced from 120. Of the 59, 31 are new to the Fund and 28 remain from prior holdings. While this process was underway, we carefully considered and managed the tax consequences of portfolio transactions. As a result, this year's distribution is approximately the same size as last year's, and we expect it to consist entirely of long-term gains taxable at the lower capital gains rate.

    IDENTIFYING BENEFICIARIES OF GROWTH TRENDS
    Pioneer Mid-Cap Fund's focus is on medium-sized American companies, with market capitalizations between $100 million and $5 billion. Our goal is to identify companies in a very attractive part of the corporate life cycle: when they are large enough to have established their businesses, but still small enough to grow faster than the economy as a whole.

    Interestingly, such companies are not evenly distributed throughout the economy. Instead, they tend to be clustered in industries that are themselves dynamic portions of the economy. For example, if we were investing in such companies in the late 1800s, we would focus on railroad and steel companies. If we were investing in the 1920s, we would focus on automobile and electrical equipment stocks.

    Looking at economic prospects today, we believe that the most exciting growth opportunities are related to three trends: our investment-driven economy; the aging of the population; and exports of U.S. products to the global economy.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

    INVESTMENTS IN TECHNOLOGY FUEL INNOVATION

    Until very recently, U.S. economic growth has been stimulated by consumer demand for housing, autos or services. Since 1990, however, investment spending by corporations, "non-residential investment," has grown much more rapidly than consumer demand, as the chart illustrates. Within corporate demand for equipment, investment in information technology has been the most rapidly growing category. Capital goods, particularly high technology equipment, are heavily represented in the
    Fund's holdings.

    There have been several key
    drivers to the growth of
    investment in technology:
    the widespread use of ever
    more powerful personal
    computers; client/server
    computing systems;
    local and wide area networking of computers; improved telecommunications equipment; and advanced semi-conductors and other components. By far, the most dramatic development has been the convergence of computing and communications in the form of "data communications." This has occurred both within corporations and in the public "Internet." The enclosed Inside Pioneer Mid-Cap Fund takes a closer look at this data communications revolution.

EXPENDITURES BRING GROWTH OPPORTUNITIES

                                Non-Residential
Year            Consumption       Investment            Government
1991            100             100                     100
1992            102.78          101.86                  100.2
1993            105.7           108.38                  100.2
1994            108.9           119.06                  100.15
1995            111.5           130.42                  100.17
1996            114.41          137.94                  101.07

Sources:  Economic Report of the President; Blue Chip Indicators


     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/96                      (CONTINUED)

    NEW INDUSTRIES DEVELOPING TO SERVE AGING POPULATION

    The aging of the U.S. population
    will change the composition of
    our economy and present new
    investment opportunities. As the
    chart shows, "middle-aged"
    people now represent the largest
    portion of our nation's
    population. As they age, there
    will be a steady increase in
    demand for healthcare services,
    combined with continued concerns
    about healthcare costs. An entirely new
    industry of private sector, large-scale healthcare service providers is responding to this need. This trend is broadly represented in the portfolio with holdings in hospital management, long-term care, health maintenance, medical instrument and pharmaceutical companies.

    GLOBAL ECONOMY CREATES DEMAND FOR U.S. EXPORTS
                                                 The third major trend
                                                 emphasized in the
                                                 portfolio is the new U.S.
                                                 export economy. Much has
                                                 been written about the
                                                 "globalization" of the
                                                 economy. Our view is that
                                                 the end of the Cold War
                                                 has created a period of
                                                 peace - similar to that
                                                 which prevailed after
                                                 World Wars I and II - in
                                                 which trade and
                                                 development should
                                                 flourish. New participants
    in the world economy, particularly in the Southern Hemisphere, are importing large amounts of advanced technology, industrial

                          The U.S. Population is Aging

                        Age in Years            Millions
                        ------------            --------
                            0-9                  42.659
                           10-19                 36.99
                           20-29                 37.04
                           30-39                 44.21
                           40-49                 37.69
                           50-59                 24.72
                           60-69                 19.98
                           70-79                 15.51
                           80+                    8.09

Source:  Donalson Lufkin Jenrette


FUND HOLDING                          % OF PORTFOLIO        % OVERSEAS SALES
Union Texas Petroleum Holdings, Inc.       2.04%                   75%
Atmel Corp.                                2.40                    71
C-Cube Microsystems, Inc.                  3.52                    68
KLA Instruments Corp.                      1.83                    68
The Interpublic Group of Companies Inc.    1.98                    64
Adaptec, Inc.                              3.57                    64
Viking Office Products, Inc.               1.78                    59
Oceaneering International, Inc.            1.33                    58
Weatherford Enterra, Inc.                  1.28                    53
Harsco Corp.                               1.07                    45
TOTAL PORTFOLIO                                                    23%

Sources: Factset; Value Line


     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

    equipment, advanced services and agricultural goods from U.S. companies. The table on page 8 highlights Fund holdings with the highest overseas sales as a percentage of their total revenues. Taken as a group, companies in the portfolio receive 23% of their revenue from outside the United States, nearly twice the level of our economy as a whole.

    THE BENEFITS OF MID-CAP INVESTING

    Although we believe the Fund's investments are among the most exciting and potentially profitable opportunities in our economy today, they are not without risk. Stocks of mid-cap companies are typically less liquid and more volatile than those of larger companies.

    On the other hand, you should also recognize the risks you do not take as a shareowner of Pioneer Mid-Cap Fund. While the Fund's holdings have the growth and dynamism often associated only with the most rapidly growing emerging economies, they operate within the supportive U.S. legal and political environment, and without the currency risk associated with most foreign securities. We believe the companies in the Fund's portfolio represent our own emerging American economy, which can lead the nation into a prosperous new century.

    Thank you for your support. If you have questions about your investment in Pioneer Mid-Cap Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292.

    Respectfully,

    /s/ Steven Carhart
    Steven Carhart,
    Portfolio Manager

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/96

  SHARES                                                          VALUE
              COMMON STOCKS - 100%
              BASIC INDUSTRIES - 2.3%
              CHEMICALS - 2.3%
  607,700     Crompton & Knowles Corp.                       $      9,951,087
  792,187     RPM, Inc.                                            13,071,086
                                                             ----------------
              TOTAL BASIC INDUSTRIES                         $     23,022,173
                                                             ----------------
              CAPITAL GOODS - 8.9%
              ELECTRICAL EQUIPMENT - 3.4%
1,000,000     American Power Conversion Corp.*               $     14,625,000
  482,000     Baldor Electric Co.                                   9,399,000
  368,600     Belden, Inc.                                         10,689,400
                                                             ----------------
                                                             $     34,713,400
                                                             ----------------
              MANUFACTURING - 2.4%
  171,700     Harsco Corp.                                   $     10,817,100
  396,400     Kennametal, Inc.                                     13,626,250
                                                             ----------------
                                                             $     24,443,350
                                                             ----------------
              PRODUCER GOODS - 3.1%
  318,700     The Duriron Co., Inc.                          $      8,445,550
  340,000     Harnischfeger Industries, Inc.                       12,835,000
  277,800     Kimball International, Inc. (Class B)                10,174,425
                                                             ----------------
                                                             $     31,454,975
                                                             ----------------
              TOTAL CAPITAL GOODS                            $     90,611,725
                                                             ----------------
              CONSUMER DURABLES - 2.5%
              DURABLES - 1.2%
  401,000     Leggett & Platt, Inc.                          $     11,779,375
                                                             ----------------
              MOTOR VEHICLES - 1.3%
  596,000     Gentex Corp.*                                  $     13,559,000
                                                             ----------------
              TOTAL CONSUMER DURABLES                        $     25,338,375
                                                             ----------------
              CONSUMER NON-DURABLES &
              SERVICES - 19.2%
              DISTRIBUTORS - 3.3%
  558,560     Bergen Brunswig Corp. (Class A)                $     17,734,280
  182,100     Cardinal Health, Inc.                                15,046,012
                                                             ----------------
                                                             $     32,780,292
                                                             ----------------

  10 The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

  SHARES                                                          VALUE
              MISC - SERVICES - 6.8%
  381,200     APAC Teleservices, Inc.*                       $     19,536,500
  285,841     CUC International, Inc.*                             11,397,910
  422,400     The Interpublic Group of Companies, Inc.             19,958,400
  700,000     Olsten Corp.                                         17,412,500
                                                               --------------
                                                             $     68,305,310
                                                               --------------
              RETAIL NON-FOOD - 9.1%
  309,000     Arbor Drugs, Inc.                              $      6,720,750
  642,300     Consolidated Stores Corp.*                           25,692,000
  365,200     Family Dollar Stores, Inc.                            6,345,350
  900,000     Office Depot, Inc.*                                  21,262,500
  826,464     Pier 1 Imports, Inc.                                 13,326,732
  600,000     Viking Office Products, Inc.*                        18,000,000
                                                             ----------------
                                                             $     91,347,332
                                                             ----------------
              TOTAL CONSUMER NON-DURABLES & SERVICES         $    192,432,934
                                                             ----------------
              ENERGY - 4.6%
              OIL SERVICES - 2.6%
  788,300     Oceaneering International, Inc.*               $     13,401,100
  471,763     Weatherford Enterra, Inc.*                           12,914,512
                                                             ----------------
                                                             $     26,315,612
                                                             ----------------
              OIL & GAS EXTRACTION - 2.0%
  954,000     Union Texas Petroleum Holdings, Inc.           $     20,630,250
                                                             ----------------
              TOTAL ENERGY                                   $     46,945,862
                                                             ----------------
              FINANCIAL - 16.5%
              COMMERCIAL BANK - 1.9%
  448,770     CoreStates Financial Corp.                     $     19,409,302
                                                             ----------------
              FINANCIAL SERVICES - 2.2%
  400,000     First USA, Inc.                                $     22,150,000
                                                             ----------------
              INSURANCE - 6.2%
  659,200     Allmerica Property & Casualty Companies, Inc.  $     19,116,800
  450,000     American Bankers Insurance Group, Inc.               22,500,000
  358,000     Selective Insurance Group, Inc.                      11,993,000
  463,200     Western National Corp.                                8,627,100
                                                             ----------------
                                                             $     62,236,900
                                                             ----------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/96                              (CONTINUED)

  SHARES                                                          VALUE
              MISC - FINANCIAL - 6.2%
  753,500     Edwards (A.G.), Inc.                           $     21,945,688
  275,000     Franklin Resources, Inc.                             18,253,125
  700,000     T. Rowe Price Associates, Inc.                       22,750,000
                                                             ----------------
                                                             $     62,948,813
                                                             ----------------
              TOTAL FINANCIAL                                $    166,745,015
                                                             ----------------
              HEALTH CARE - 12.6%
              HEALTH SERVICES & PERSONAL CARE - 9.2%
  200,000     Apria Healthcare Group, Inc.*                  $      3,750,000
  302,600     Health Care & Retirement Corp.*                       7,111,100
1,000,000     Health Management Associates, Inc. (Class A)*        24,875,000
  475,000     Integrated Health Services, Inc.                     11,993,750
  460,000     Lincare Holdings, Inc.*                              18,400,000
  530,000     Oxford Health Plans, Inc.*                           26,367,500
                                                             ----------------
                                                             $     92,497,350
                                                             ----------------
              MEDICAL DEVICES - 1.5%
  200,021     Boston Scientific Corp.*                       $     11,501,207
  500,195     Healthdyne Technologies, Inc.*                        4,189,133
                                                             ----------------
                                                             $     15,690,340
                                                             ----------------
              PHARMACEUTICALS - 1.9%
  505,000     Watson Pharmaceuticals, Inc.*                  $     18,937,500
                                                             ----------------
              TOTAL HEALTH CARE                              $    127,125,190
                                                             ----------------
              TECHNOLOGY - 28.3%
              COMMUNICATION EQUIPMENT - 8.4%
  600,000     Ascend Communications, Inc.*                   $     39,675,000
  300,000     Cabletron Systems, Inc.*                             20,475,000
  400,000     Cisco Systems, Inc.*                                 24,825,000
                                                             ----------------
                                                             $     84,975,000
                                                             ----------------
              COMPUTER (PERIPHERALS) - 4.8%
  999,500     EMC Corp.*                                     $     22,613,688
  400,000     U.S. Robotics Corp.*                                 25,850,000
                                                             ----------------
                                                             $     48,463,688
                                                             ----------------

  12 The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

  SHARES                                                          VALUE
              COMPUTER SOFTWARE AND SERVICES - 1.1%
  137,100     BMC Software, Inc.*                            $     10,899,450
                                                             ----------------
              ELECTRONICS - 14.0%
  600,000     Adaptec, Inc.*                                 $     36,000,000
1,000,000     Analog Devices, Inc.*                                27,125,000
  783,000     Atmel Corp.*                                         24,175,125
  800,000     C-Cube Microsystems, Inc.*                           35,500,000
  821,700     KLA Instruments Corp.                                18,488,250
                                                             ----------------
                                                             $    141,288,375
                                                             ----------------
              TOTAL TECHNOLOGY                               $    285,626,513
                                                             ----------------
              UTILITIES - 5.1%
              GAS UTILITY - 3.2%
  591,300     KN Energy, Inc.                                $     20,843,325
  324,300     Peoples Energy Corp.                                 11,026,200
                                                             ----------------
                                                             $     31,869,525
                                                             ----------------
              UTILITY/OTHER - 1.9%
  513,000     Eastern Enterprises                            $     19,365,750
                                                             ----------------
              TOTAL UTILITIES                                $     51,235,275
                                                             ----------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $745,519,464)(a)                         $  1,009,083,062
                                                             ----------------

    * Non-income producing security.
    a) At September 30, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $745,519,464 was as follows:

          Aggregate gross unrealized gain for all
investments in which
          there is an excess of value over tax cost          $    279,732,780
          Aggregate gross unrealized loss for all
investments in which
          there is an excess of tax cost over value               (16,169,182)
                                                             ----------------
          Net unrealized gain                                $    263,563,598
                                                             ----------------

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1996, aggregated approximately $687,673,000 and $748,820,000, respectively.

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 9/30/96
     (DOLLARS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE AMOUNTS)

  ASSETS:
     Investment in securities, at value (cost $745,519)                          $1,009,083
     Receivables -
        Investment securities sold                                                   12,410
        Fund shares sold                                                                288
        Dividends                                                                       930
     Other                                                                               24
                                                                                 ----------
           Total assets                                                          $1,022,735
                                                                                 ----------
  LIABILITIES:
     Payables -
        Investment securities purchased                                          $    4,101
        Fund shares repurchased                                                       1,013
        Due to bank                                                                   2,903
     Due to affiliates                                                                1,129
     Accrued expenses                                                                    94
                                                                                 ----------
           Total liabilities                                                     $    9,240
                                                                                 ----------
  NET ASSETS:
     Paid-in capital                                                             $  661,790
     Accumulated undistributed net realized gain                                     88,141
     Net unrealized gain on investments                                             263,564
                                                                                 ----------
           Total net assets                                                      $1,013,495
                                                                                 ----------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $1,008,176,934/47,734,689 shares)                         $    21.12
                                                                                 ----------
     Class B (based on $4,939,295/235,032 shares)                                $    21.02
                                                                                 ----------
     Class C (based on $378,771/17,938 shares)                                   $    21.12
                                                                                 ----------
  MAXIMUM OFFERING PRICE:
     Class A                                                                     $    22.41
                                                                                 ----------

  14 The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 9/30/96
     (DOLLARS IN THOUSANDS)

  INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $62)                 $12,426
     Interest                                                           5,244
                                                                      -------
           Total investment income                                                   $ 17,670
                                                                                     --------
  EXPENSES:
     Management fees
        Basic fee                                                     $ 5,061
        Performance adjustment                                           (126)
     Transfer agent fees
        Class A                                                         1,718
        Class B                                                             1
        Class C                                                            --
     Distribution fees
        Class A                                                         1,846
        Class B                                                             9
        Class C                                                             1
     Accounting                                                            77
     Custodian fees                                                       104
     Registration fees                                                     70
     Professional fees                                                    179
     Printing                                                              72
     Fees and expenses of nonaffiliated trustees                           24
     Miscellaneous                                                         56
                                                                      -------
           Total expenses                                                            $  9,092
           Less fees paid indirectly                                                     (153)
                                                                                     --------
           Net expenses                                                              $  8,939
                                                                                     --------
              Net investment income                                                  $  8,731
                                                                                     --------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                $100,500
     Change in net unrealized gain on investments                                     (28,131)
                                                                                     --------
        Net gain on investments                                                        72,369
                                                                                     --------
        Net increase in net assets resulting from operations                         $ 81,100
                                                                                     --------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
     FOR THE YEARS ENDED 9/30/96 AND 9/30/95
     (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                   YEAR ENDED    YEAR ENDED
                         FROM OPERATIONS:                           9/30/96       9/30/95
  Net investment income                                            $   8,731     $  12,011
  Net realized gain on investments                                   100,500        76,657
  Change in net unrealized gain on investments                       (28,131)       66,524
                                                                   ---------     ---------
        Net increase in net assets resulting from
           operations                                              $  81,100     $ 155,192
                                                                   ---------     ---------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
        Class A ($0.30 and $0.23 per share, respectively)          $ (14,724)    $ (11,708)
        Class B ($0.16 and $0.00 per share, respectively)                 (8)           --
        Class C ($0.12 and $0.00 per share, respectively)                 (1)           --
  Net realized gain:
        Class A ($1.71 and $1.15 per share, respectively)            (84,356)      (57,659)
                                                                   ---------     ---------
              Total distributions to shareholders                  $ (99,089)    $ (69,367)
                                                                   ---------     ---------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                 $  46,141     $  81,319
  Reinvestment of distributions                                       94,783        66,582
  Cost of shares repurchased                                        (191,594)     (168,805)
                                                                   ---------     ---------
        Net decrease in net assets resulting from fund
           share transactions                                      $ (50,670)    $ (20,904)
                                                                   ---------     ---------
        Net increase (decrease) in net assets                      $ (68,659)    $  64,921
  NET ASSETS:
  Beginning of year                                               $1,082,154    $1,017,233
                                                                   ---------     ---------
  End of year (including accumulated undistributed net
    investment income of $0 and $6,320, respectively)             $1,013,495    $1,082,154
                                                                   ---------     ---------

                    CLASS A             '96 SHARES   '96 AMOUNT  '95 SHARES   '95 AMOUNT
        Shares sold                      2,024,154   $  40,632    4,234,630   $  81,319
        Reinvestment of distributions    4,895,417      94,775    3,754,378      66,582
        Less shares repurchased         (9,575,701)   (190,973)  (8,669,270)   (168,805)
                                        -----------  ----------  -----------  ----------
               Net decrease             (2,656,130)  $ (55,566)    (680,262)  $ (20,904)
                                        -----------  ----------  -----------  ----------
       CLASS B*
        Shares sold                        265,798   $   5,150
        Reinvestment of distributions          351           7
        Less shares repurchased            (31,117)       (613)
                                        -----------  ----------
               Net increase                235,032   $   4,544
                                        -----------  ----------
       CLASS C*
        Shares sold                         18,290   $     359
        Reinvestment of distributions           50           1
        Less shares repurchased               (402)         (8)
                                        -----------  ----------
               Net increase                 17,938   $     352
                                        -----------  ----------

     * Class B and Class C shares were first publicly offered on February 1, 1996.

  16 The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/96

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                        CLASS A                             9/30/96        9/30/95        9/30/94        9/30/93        9/30/92
Net asset value, beginning of year                         $   21.48      $   19.92      $   21.12      $   18.03       $  16.16
                                                           ---------      ---------      ---------      ---------      ----------
Increase from investment operations:
   Net investment income                                   $    0.18      $    0.24      $    0.24      $    0.28       $   0.33
   Net realized and unrealized gain on investments              1.47           2.70           0.32           3.72           2.04
                                                           ---------      ---------      ---------      ---------      ----------
      Net increase from investment operations              $    1.65      $    2.94      $    0.56      $    4.00       $   2.37
Distributions to shareholders from:
   Net investment income                                       (0.30)         (0.23)         (0.25)         (0.29)         (0.35)
   Net realized gain                                           (1.71)         (1.15)         (1.51)         (0.62)         (0.15)
                                                           ---------      ---------      ---------      ---------      ----------
Net increase (decrease) in net asset value                 $   (0.36)     $    1.56      $   (1.20)     $    3.09       $   1.87
                                                           ---------      ---------      ---------      ---------      ----------
Net asset value, end of year                               $   21.12      $   21.48      $   19.92      $   21.12       $  18.03
                                                           ---------      ---------      ---------      ---------      ----------
Total return*                                                   8.61%         16.24%          2.62%         22.82%         15.05%
Ratio of net expenses to average net assets                     0.90%+         0.85%+         0.86%          0.84%          0.85%
Ratio of net investment income to average net assets            0.85%+         1.18%+         1.19%          1.43%          1.85%
Portfolio turnover rate                                           75%            19%            15%            18%            12%
Average commission rate paid (1)                           $  0.0527             --             --             --             --
Net assets, end of year (in thousands)                    $1,008,177     $1,082,154     $1,017,233     $1,019,059       $779,631
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                 0.88%            --             --             --             --
   Net investment income                                        0.87%            --             --             --             --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 9/30/96

                                                                            2/1/96 TO
                               CLASS B (a)                                   9/30/96
  Net asset value, beginning of period                                       $  19.28
                                                                             --------
  Increase from investment operations:
     Net investment income                                                   $   0.12
     Net realized and unrealized gain on investments                             1.78
                                                                             --------
        Net increase from investment operations                              $   1.90
  Distributions to shareholders from:
     Net investment income                                                      (0.16)
                                                                             --------
  Net increase in net asset value                                            $   1.74
                                                                             --------
  Net asset value, end of period                                             $  21.02
                                                                             --------
  Total return*                                                                  9.88%
  Ratio of net expenses to average net assets                                    1.68%**+
  Ratio of net investment loss to average net assets                            (0.26)%**+
  Portfolio turnover rate                                                          75%
  Average commission rate paid(1)                                            $ 0.0527
  Net assets, end of period (in thousands)                                   $  4,939
  Ratios assuming reduction for fees paid indirectly:
     Net expenses                                                                1.66%**
     Net investment loss                                                        (0.24)%**
 (a)  Class B shares were first publicly offered on February 1, 1996.
 *    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.
 (1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  18 The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 9/30/96

                                                                           2/1/96 TO
                                CLASS C (a)                                 9/30/96
      Net asset value, beginning of period                                  $  19.28
                                                                            --------
      Increase from investment operations:
         Net investment income                                              $   0.03
         Net realized and unrealized gain on investments                        1.93
                                                                            --------
            Net increase from investment operations                         $   1.96
      Distributions to shareholders from:
         Net investment income                                                 (0.12)
                                                                            --------
      Net increase in net asset value                                       $   1.84
                                                                            --------
      Net asset value, end of period                                        $  21.12
                                                                            --------
      Total return*                                                            10.18%
      Ratio of net expenses to average net assets                               1.96%**+
      Ratio of net investment loss to average net assets                       (0.29)%**+
      Portfolio turnover rate                                                     75%
      Average commission rate paid(1)                                       $ 0.0527
      Net assets, end of period (in thousands)                              $    379
      Ratios assuming reduction for fees paid indirectly:
         Net expenses                                                           1.93%**
         Net investment loss                                                   (0.26)%**
      (a)  Class C shares were first publicly offered on February 1, 1996.
      *    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
      **   Annualized.
      +    Ratio assuming no reduction for fees paid indirectly.
      (1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/96

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective February 1, 1996, certain changes were made to the Fund's operations including, among other things, a new management contract and a change in the Fund's investment objective from reasonable income and growth of capital to capital growth exclusively. In connection with this policy change, the Fund changed its name from Pioneer Three.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B and Class C shares were first publicly offered on February 1, 1996. Shares issued and outstanding prior to February 1, 1996, were designated as Class A shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

    Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

       Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At September 30, 1996, the Fund has reclassified approximately
       $318,000 from accumulated undistributed net investment income to accumulated undistributed net realized gain. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. FUND SHARES

      The Fund records sales and repurchases of its shares on trade date.
       Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $131,000 in underwriting commissions on the sale of fund shares during the year ended September 30, 1996.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/96                       (CONTINUED)

    D. CLASS ALLOCATIONS

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment based on the Fund's investment performance as compared with the Standard & Poor's Mid-Cap 400 Index. From July 1, 1996 to December 31, 1996, the basic fee is subject to a negative adjustment of up to 0.20%. For periods after January 1, 1997, the basic fee will be adjusted up to a maximum of 60.20%. For the year ended September 30, 1996, the aggregate performance adjustment resulted in a reduction to the basic fee of approximately $126,000.

    Prior to July 1, 1996, management fees were calculated at an annual rate of 0.50% of average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. For the year ended September 30, 1996, the net management fee was equivalent to an annualized rate of 0.49% of average daily net assets.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1996, approximately $528,000 was payable to PMC related to management fees and certain other services.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $125,000 in transfer agent fees payable to PSC at September 30, 1996.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $476,000 in distribution fees payable to PFD at September 30, 1996.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1996, the Fund's expenses were reduced by approximately $153,000 under such arrangements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

    TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
    PIONEER MID-CAP FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of September 30, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP

    Boston, Massachusetts
    October 31, 1996

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TAX TREATMENT OF DISTRIBUTIONS
     MADE DURING THE YEAR ENDED 9/30/96

    During the year ended September 30, 1996, Pioneer Mid-Cap Fund paid the following distributions per share:

                                                                 NET
                                           NET              REALIZED GAIN
    TO SHAREOWNERS                      INVESTMENT     -----------------------
      OF RECORD        PAYMENT DATE       INCOME       SHORT-TERM     LONG-TERM
       CLASS A:
       12/20/95          12/28/95         $0.119         $0.375        $ 1.335
        6/18/96           6/28/96          0.180              -              -
                                         ----------     ----------     --------
         Total                            $0.299         $0.375        $ 1.335
                                         ----------     ----------     ---------
       CLASS B:
        6/18/96           6/28/96         $0.160              -              -

       CLASS C:
        6/18/96           6/28/96         $0.120              -              -


    On a per share basis, distributions to Class A shareholders from net realized gain include $1.335, which should be reported as long-term capital gain. The remaining $0.375 should be combined with the $0.299 distribution from net investment income for a total of $0.674, which represents ordinary income.

    On a per share basis, distributions from net investment income of $0.160 and $0.120 for Class B and Class C shares, respectively, should be reported as ordinary income.

    Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of the distributions from net investment income represents qualifying dividends.

    Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 28, 1995, is $19.26 per share for Class A.

    The Fund hereby designates $100,500,407 as a capital gain dividend for purposes of the dividend paid deduction.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TRUSTEES' FEES AND SHARE OWNERSHIP 9/30/96

    TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE
    OWNERSHIP  OF  TRUSTEES  AND  OFFICERS  (UNAUDITED)

    The aggregate direct remuneration paid by the Fund to trustees and officers during the year ended September 30, 1996, was approximately $21,000, plus expenses incurred in attending trustees meetings of approximately $3,000. Fees of trustees who are affiliated with or are "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and underwriter, respectively, of the Fund ($1,000 in 1996), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At September 30, 1996, the trustees and officers of the Fund owned beneficially approximately 31,000 Class A shares of the Fund (approximately 0.10% of the outstanding Class A shares). The Pioneer Group, Inc. is a publicly held corporation of which Mr. Cogan beneficially owned approximately 14% of the outstanding shares of capital stock at September 30, 1996.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING

    On January 23, 1996, Pioneer Mid-Cap Fund held a special meeting of shareowners. All Proposals were passed by shareowner vote. Following are the detailed results of the vote for each Proposal presented.

    PROPOSAL 1 -- AMEND THE FUND'S INVESTMENT OBJECTIVES.

            AFFIRMATIVE            AGAINST            ABSTAIN
    25,622,787.326               1,787,265.055     1,605,038.664

    PROPOSAL 2 -- APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee.

            AFFIRMATIVE            AGAINST            ABSTAIN
    23,571,638.685               3,513,921.485     1,929,530.875

    PROPOSAL 3 -- ALLOW THE FUND TO BE REORGANIZED AS A DELAWARE BUSINESS
    TRUST.

            AFFIRMATIVE            AGAINST            ABSTAIN
    25,578,885.853               1,579,303.248     1,856,901.944

    PROPOSAL 4 -- ELECT EIGHT TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES.

              NOMINEE            AFFIRMATIVE         WITHHELD
    John F. Cogan, Jr.          28,223,009.761     1,534,197.284
    Richard H. Egdahl, M.D.     28,105,746.970     1,651,460.075
    Margaret B.W. Graham        28,137,829.244     1,619,377.801
    John W. Kendrick            28,221,952.784     1,535,254.261
    Marguerite A. Piret         28,143,237.146     1,613,969.899
    David D. Tripple            28,279,563.241     1,477,643.804
    Stephen K. West             28,125,391.489     1,631,815.556
    John Winthrop               28,287,642.818     1,469,564.227

    PROPOSAL 5 -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING REPURCHASE AGREEMENTS.

            AFFIRMATIVE            AGAINST            ABSTAIN
    25,587,210.395               1,298,618.085      2,129,262.565

    PROPOSAL 6 -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

            AFFIRMATIVE            AGAINST            ABSTAIN
    25,430,016.072               1,389,471.582      2,195,603.391

    PROPOSAL 7 -- ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN INVESTMENT COMPANIES.

            AFFIRMATIVE            AGAINST            ABSTAIN
    25,160,690.953               1,705,781.149      2,148,618.943

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING                               (CONTINUED)

    PROPOSAL 8 -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMMODITIES.

            AFFIRMATIVE            AGAINST            ABSTAIN
    24,514,480.152               2,362,824.698      2,137,786.195

    PROPOSAL 9 -- ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING RESTRICTED SECURITIES.

            AFFIRMATIVE            AGAINST            ABSTAIN
    24,872,684.654               1,947,534.053      2,194,872.338

    PROPOSAL 10 -- ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING "UNSEASONED" ISSUERS.

            AFFIRMATIVE            AGAINST            ABSTAIN
    24,665,493.982               2,144,642.095      2,204,954.968

    PROPOSAL 11 -- ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING AFFILIATES OF AFFILIATES OF THE FUND.

            AFFIRMATIVE            AGAINST            ABSTAIN
    24,596,935.034               2,108,095.007      2,310,061.004

    PROPOSAL 12 -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS.

            AFFIRMATIVE            AGAINST            ABSTAIN
    24,949,458.715               1,858,794.453      2,206,837.877

    PROPOSAL 13 -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

            AFFIRMATIVE            AGAINST            ABSTAIN
    24,466,487.555               2,399,734.112      2,148,869.378

    PROPOSAL 14 -- ADD A NEW FUNDAMENTAL INVESTMENT RESTRICTION REGARDING "SENIOR SECURITIES."

            AFFIRMATIVE            AGAINST            ABSTAIN
    25,288,396.064               1,437,333.505      2,289,361.476

    PROPOSAL 15 -- RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1996.

            AFFIRMATIVE            AGAINST            ABSTAIN
    27,329,497.228                 589,420.389      1,838,289.428

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

    TRUSTEES                        OFFICERS
    John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
    Richard H. Egdahl, M.D.         President
    Margaret B.W. Graham            David D. Tripple, Executive Vice
    John W. Kendrick                President
    Marguerite A. Piret             William H. Keough, Treasurer
    David D. Tripple                Joseph P. Barri, Secretary
    Stephen K. West
    John Winthrop

    INVESTMENT ADVISER
    Pioneering Management Corporation

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr

    SHAREHOLDER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

------------------------------
HOW TO CONTACT PIONEER
------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                       1-800-225-6292

FACTFONE[Service mark] for automated fund yields,
prices, account information and transactions            1-800-225-4321

RETIREMENTS PLAN INFORMATION                            1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

OR WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                       1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

[LOGO] PIONEER FUNDS DISTRIBUTOR, INC.
       60 STATE STREET                          1196-3693
       BOSTON, MASSACHUSETTS 02109              [Copyright] Pioneer Funds Distributor, Inc.
                                                [Graphic] Printed on Recycled Paper
